                                                                                     Exhibit 24
                                       POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Scott R. Zemnick, Mark D. Wood and Mark R. Grossmann, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the United States Securities and Exchange Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) or Section 13 of the Securities Exchange Act of 1934, as
amended (the "Exchange Act"), or any rule or regulation of the SEC;

(2) execute for and on behalf of the undersigned, with respect to transactions in securities of
Unigene Laboratories, Inc. ("Unigene"), Forms 4 and 5 in accordance with Section 16(a) of the
Exchange Act and the rules thereunder;

(3) execute for and on behalf of the undersigned any Schedules 13D or 13G, and any amendments thereto, relating to securities of Unigene, in accordance with Section 13 of the Exchange Act and the rules thereunder;

(4) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 4 or 5 or Schedule 13D or 13G, complete and execute any amendment or amendments thereto, and file such form with the SEC and any stock exchange or similar authority; and

(5) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

Each of the undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each of the undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 or Section 13 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned are no longer required to file Forms 4 and 5 with respect to the undersigned's holdings of, and transactions in, Unigene securities, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 18th day of July, 2012.

VICTORY PARK GP, LLC                             VICTORY PARK CREDIT OPPORTUNITIES
By: Jacob Capital, L.L.C., its manager           INTERMEDIATE FUND, L.P.
                                                 By: Victory Park GP, LLC, its general partner
    /s/ Richard Levy                                 By: Jacob Capital, L.L.C., its manager
By: ---------------------------------
Name: Richard Levy                                   /s/ Richard Levy
Its: Sole Member                                 By: -----------------------------------------
                                                 Name: Richard Levy
VICTORY PARK CREDIT OPPORTUNITIES, L.P.          Its: Sole Member
By: Victory Park GP, LLC, its general partner
By: Jacob Capital, L.L.C., its manager

    /s/ Richard Levy
By: ---------------------------------
Name: Richard Levy
Its: Sole Member